U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2012 (March 27, 2012)

Ace Marketing & Promotions, Inc.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation or organization)

000-51160
(Commission File Number)

11-3427886
(I.R.S. Employer Identification Number)

457 Rockaway Avenue, Valley Stream, NY 11582
(Address of principal executive offices    (Zip Code)

Registrant's telephone number:  (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On March 27, 2012, the Company issued a press release, a copy of which is appended hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated March 27, 2012. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACE MARKETING & PROMOTIONS, INC.

Dated: March 27, 2012	By:	/s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer